VanEck Bitcoin ETF (“HODL”) x OOH Airport Ads Ad 1 Frame 1 Frame 2 Free Writing Prospectus Filed Pursuant to Rule 433 Registration No. 333-251808 September 9, 2024

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VanEck Bitcoin ETF has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the Trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov or by visiting vaneck.com/hodl. Alternatively, the Trust or any authorized participant will arrange to send you the prospectus if you request it by calling 800.826.2333.

Free Writing Prospectus
Filed Pursuant to Rule 433
Registration No. 333-251808
September 9, 2024

VanEck Bitcoin ETF ("HODL") x OOH Airport Ads

Ad 1

Frame 1



Long Travel Day?
VanEck

Frame 2



HODL It Together, Your Destination Is Worth It.
VanEck

Frame 3



Keep HODLing On With VanEck's Bitcoin ETF Ticker HODL
*The VanEck Bitcoin ETF (HODL) has a 0% fee through 3/31/25 or the first $1.5B in AUM, and 0.20% after that. Brokerage fees and commissions may apply. Please check with your broker.
Investing in the VanEck Bitcoin ETF involves significant risk and may not be suitable for all investors. The Trust isn't registered under the Investment Company Act of 1940 or the Commodity Exchange Act, offering fewer investor protections.
The VanEck Bitcoin ETF has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents that the VanEck Bitcoin ETF filed with the SEC for more complete information about HODL and this offering. Please see the HODL prospectus for a detailed discussion of the risks of investing in HODL shares. You may get these documents for free by visiting EDGAR on the SEC website at sec.gov or by visiting vaneck.com/HODL. Alternatively, HODL or any authorized participant will arrange to send you the prospectus if you request it by calling 800.826.2333.
© Van Eck Associates Corporation
VanEck®

Ad 2

Frame 1


Out of Office?
VanEck

Frame 2


Meetings
on HODL?
VanEck

Frame 3


Buy & HODL the
VanEck Bitcoin ETF
for Zero Fees.*
VanEck®

Frame 4


Ticker HODL
VanEck's Bitcoin ETF
*The VanEck Bitcoin ETF (HODL) has a 0% fee through 3/31/25 or the first $1.5B in AUM, and 0.20% after that. Brokerage fees and commissions may apply. Please check with your broker.
Investing in the VanEck Bitcoin ETF involves significant risk and may not be suitable for all investors. The Trust isn't registered under the Investment Company Act of 1940 or the Commodity Exchange Act, offering fewer investor protections.
The VanEck Bitcoin ETF has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents that the VanEck Bitcoin ETF filed with the SEC for more complete information about HODL and this offering. Please see the HODL prospectus for a detailed discussion of the risks of investing in HODL shares. You may get these documents for free by visiting EDGAR on the SEC website at sec.gov or by visiting vaneck.com/HODL. Alternatively, HODL or any authorized participant will arrange to send you the prospectus if you request it by calling 800.826.2333.
© Van Eck Associates Corporation
VanEck®

Ad 3

Frame 1


HODL Your
Luggage.
VanEck

Frame 2


HODL Your
Ticket.
VanEck

Frame 3


HODL On With the VanEck Bitcoin ETF for Zero Fees.*
*The VanEck Bitcoin ETF (HODL) has a 0% fee through 3/31/25 or the first $1.5B in AUM, and 0.20% after that. Brokerage fees and commissions may apply. Please check with your broker.
Investing in the VanEck Bitcoin ETF involves significant risk and may not be suitable for all investors. The Trust isn't registered under the Investment Company Act of 1940 or the Commodity Exchange Act, offering fewer investor protections.
The VanEck Bitcoin ETF has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents that the VanEck Bitcoin ETF filed with the SEC for more complete information about HODL and this offering. Please see the HODL prospectus for a detailed discussion of the risks of investing in HODL shares. You may get these documents for free by visiting EDGAR on the SEC website at sec.gov or by visiting vaneck.com/HODL. Alternatively, HODL or any authorized participant will arrange to send you the prospectus if you request it by calling 800.826.2333.
© Van Eck Associates Corporation
VanEck®

Ad 4

Frame 1


HODL Your
Sunglasses.
VanEck

Frame 2


HODL Your
Headphones.
VanEck

Frame 3



HODL On With the VanEck Bitcoin ETF for Zero Fees.*

*The VanEck Bitcoin ETF (HODL) has a 0% fee through 3/31/25 or the first $1.5B in AUM, and 0.20% after that. Brokerage fees and commissions may apply. Please check with your broker.

Investing in the VanEck Bitcoin ETF involves significant risk and may not be suitable for all investors. The Trust isn't registered under the Investment Company Act of 1940 or the Commodity Exchange Act, offering fewer investor protections.

The VanEck Bitcoin ETF has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents that the VanEck Bitcoin ETF filed with the SEC for more complete information about HODL and this offering. Please see the HODL prospectus for a detailed discussion of the risks of investing in HODL shares. You may get these documents for free by visiting EDGAR on the SEC website at sec.gov or by visiting vaneck.com/HODL. Alternatively, HODL or any authorized participant will arrange to send you the prospectus if you request it by calling 800.826.2333.

VanEck®

Ad 5

Frame 1


Just HODL On,
We're Going Home.
VanEck®

Frame 2


Keep HODLing On With VanEck's Bitcoin ETF (HODL) for Zero Fees.*
*The VanEck Bitcoin ETF (HODL) has a 0% fee through 3/31/25 or the first $1.5B in AUM, and 0.20% after that. Brokerage fees and commissions may apply. Please check with your broker.
Investing in the VanEck Bitcoin ETF involves significant risk and may not be suitable for all investors. The Trust isn't registered under the Investment Company Act of 1940 or the Commodity Exchange Act, offering fewer investor protections.
The VanEck Bitcoin ETF has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents that the VanEck Bitcoin ETF filed with the SEC for more complete information about HODL and this offering. Please see the HODL prospectus for a detailed discussion of the risks of investing in HODL shares. You may get these documents for free by visiting EDGAR on the SEC website at sec.gov or by visiting vaneck.com/HODL. Alternatively, HODL or any authorized participant will arrange to send you the prospectus if you request it by calling 800.826.2333.
© Van Eck Associates Corporation
VanEck®

Ad 6

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ATTENTION
Your Captain Is Speaking.
VanEck

Frame 2


Ready for Takeoff?
VanEck

Frame 4


Buy & HODL the
VanEck Bitcoin ETF
for Zero Fees.*
*The VanEck Bitcoin ETF (HODL) has a 0% fee through 3/31/25 or the first $1.5B in AUM, and 0.20% after that. Brokerage fees and commissions may apply. Please check with your broker.
Investing in the VanEck Bitcoin ETF involves significant risk and may not be suitable for all investors. The Trust isn't registered under the Investment Company Act of 1940 or the Commodity Exchange Act, offering fewer investor protections.
The VanEck Bitcoin ETF has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents that the VanEck Bitcoin ETF filed with the SEC for more complete information about HODL and this offering. Please see the HODL prospectus for a detailed discussion of the risks of investing in HODL shares. You may get these documents for free by visiting EDGAR on the SEC website at sec.gov or by visiting vaneck.com/HODL. Alternatively, HODL or any authorized participant will arrange to send you the prospectus if you request it by calling 800.826.2333.
© Van Eck Associates Corporation
VanEck®

Ad 7

Frame 1


HODL Onto
Your Hat!
VanEck

Frame 2


Your Flight Is
Departing Soon.
VanEck

Frame 3



Keep HODLing On With VanEck's Bitcoin ETF (HODL) for Zero Fees.*

*The VanEck Bitcoin ETF (HODL) has a 0% fee through 3/31/25 or the first $1.5B in AUM, and 0.20% after that. Brokerage fees and commissions may apply. Please check with your broker.

Investing in the VanEck Bitcoin ETF involves significant risk and may not be suitable for all investors. The Trust isn't registered under the Investment Company Act of 1940 or the Commodity Exchange Act, offering fewer investor protections.

The VanEck Bitcoin ETF has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents that the VanEck Bitcoin ETF filed with the SEC for more complete information about HODL and this offering. Please see the HODL prospectus for a detailed discussion of the risks of investing in HODL shares. You may get these documents for free by visiting EDGAR on the SEC website at sec.gov or by visiting vaneck.com/HODL. Alternatively, HODL or any authorized participant will arrange to send you the prospectus if you request it by calling 800.826.2333.

VanEck®

Ad 8

Frame 1


Stuck in the
Middle Seat?
VanEck®

Frame 2


HODL It Together,
Buddy.
VanEck®

Frame 3



Keep HODLing On With VanEck's Bitcoin ETF (HODL) for Zero Fees.*
*The VanEck Bitcoin ETF (HODL) has a 0% fee through 3/31/25 or the first $1.5B in AUM, and 0.20% after that. Brokerage fees and commissions may apply. Please check with your broker.
Investing in the VanEck Bitcoin ETF involves significant risk and may not be suitable for all investors. The Trust isn't registered under the Investment Company Act of 1940 or the Commodity Exchange Act, offering fewer investor protections.
The VanEck Bitcoin ETF has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents that the VanEck Bitcoin ETF filed with the SEC for more complete information about HODL and this offering. Please see the HODL prospectus for a detailed discussion of the risks of investing in HODL shares. You may get these documents for free by visiting EDGAR on the SEC website at sec.gov or by visiting vaneck.com/HODL. Alternatively, HODL or any authorized participant will arrange to send you the prospectus if you request it by calling 800.826.2333.
© Van Eck Associates Corporation
VanEck®

VanEck Bitcoin ETF has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the Trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov or by visiting vaneck.com/hodl. Alternatively, the Trust or any authorized participant will arrange to send you the prospectus if you request it by calling 800.826.2333.